UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 9, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


        North Carolina                     1-13408               56-1362926
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01.   Regulation FD Disclosure

     On August 9, 2005, the Company announced in a press release that William
(Bill) F. Fay Jr. was named Vice President and General Manger of the Company's TwinVision na, Inc. business unit in Research Triangle Park, N.C., effective August 1, 2005.
     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 8.01    Other Events

     On August 9, 2005, the Company announced in a press release that William
(Bill) F. Fay Jr. was named Vice President and General Manger of the Company's TwinVision na, Inc. business unit in Research Triangle Park, N.C., effective August 1, 2005.
     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.   Financial Statements and Exhibits

(a)  Exhibits.
     99.1    Press release dated August 9, 2005.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DIGITAL RECORDERS, INC.

Date: August 9, 2005            By:    /s/ DAVID N. PILOTTE
                                       -----------------------------------------
                                       David N. Pilotte
                                       Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
------     -----------

  99.1     Press release dated August 9, 2005.